SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)             June 6, 2002
                                                --------------------------------


                         WORLDPORT COMMUNICATIONS, INC.
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               (Exact name of registrant as specified in charter)


           Delaware                     000-25015                84-1127336
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 (State or other jurisdiction         (Commission               (IRS Employer
       of incorporation)              file number)           Identification No.)


975 Weiland Road, Buffalo Grove, Illinois                      60089
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(Address of principal executive offices)                    (zip code)




Registrant's telephone number, including area code   (847) 229-8200
                                                  ------------------------------




                                       N/A
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          (Former name or former address, if changed since last report)





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Item 5.           Other Events.
                  ------------

         As a result of previously discussed transactions and events that occurred in the fourth quarter of 2001 and the first quarter of 2002, the Company no longer has any active business operations. Therefore, in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2002 (the "First Quarter Form 10-Q"), the Company reclassified substantially all of its operations as discontinued under Statement of Financial Accounting Standards ("SFAS") No. 144. In addition, the Company has made the decision to restate certain additional financial statements to conform to the presentation contained in the Company's First Quarter Form 10-Q. The Company is therefore filing the following items as Exhibits to this Form 8-K:

     o Audited financial statements for the three years ended December 31, 2001 that have been restated to reflect the discontinued operations.

     o Management's Discussion and Analysis of Financial Condition and Results of Operations, which has also been restated to reflect discontinued operations.

     o Unaudited Selected Financial Data for the five years ended December 31, 2001, three years of which have been restated to reflect discontinued operations.

Each of these items supercede the corresponding information contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

         This Current Report on Form 8-K should be read in conjunction with the Company's other public filings with the Securities and Exchange Commission, including the Company's First Quarter Form 10-Q.

Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

(c)      Exhibits.
         --------

23       Consent of Arthur Andersen LLP.

99.1 Audited Consolidated Financial Statements and the notes thereto of Worldport Communications, Inc., prepared in accordance with United States Generally Accepted Accounting Principles, for the three years ended December 31, 2001, restated to reflect discontinued operations.

99.2 Management's Discussion and Analysis of Financial Condition and Results of Operation, restated to reflect discontinued operations.

99.3 Unaudited Selected Financial Data for the five years ended December 31, 2001, three years of which have been restated to reflect discontinued operations.

99.4     Letter to Commission regarding audit of Arthur Andersen LLP.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       WORLDPORT COMMUNICATIONS, INC.
Date:  June 5, 2002


                                       By:  /s/ Kathleen A. Cote
                                           ----------------------------------
                                           Name: Kathleen A. Cote
                                           Title: Chief Executive Officer